September 28, 2012

Summary Prospectus

BlackRock Municipal Series Trust  |  Investor and Institutional Shares

>  BlackRock Intermediate Municipal Fund

Fund	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
BlackRock Intermediate Municipal Fund	MEMTX	MBMTX	MFMTX	MAMTX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated September 28, 2012, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Summary Prospectus

Key Facts about BlackRock Intermediate Municipal Fund

Investment Objective

The investment objective of the BlackRock Intermediate Municipal Fund (the “Fund”) is to provide shareholders with a high level of income exempt from Federal income taxes.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the “Details about the Share Classes” section on page 16 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-69 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	1.00%[3]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Management Fee[4]	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	0.30%	1.00%	None
Other Expenses	0.14%	0.22%	0.16%	0.15%
Interest Expense	0.01%	0.01%	0.01%	0.01%
Miscellaneous Other Expense	0.13%	0.21%	0.15%	0.14%
Acquired Fund Fees and Expenses[5]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[5]	0.95%	1.08%	1.72%	0.71%
Fee Waivers and/or Expense Reimbursements[4]	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4,5]	0.90%	1.03%	1.67%	0.66%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
[2]	The CDSC is 1.00% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After three years there is no CDSC on Investor B Shares. (See the section “Details about the Share Classes — Investor B Shares” for the complete schedule of CDSCs.)
[3]	There is no CDSC on Investor C Shares after one year.
[4]	As described in the “Management of the Fund” section of the Fund’s prospectus on page 32, BlackRock Advisors, LLC has contractually agreed to waive 0.05% of its management fee until October 1, 2013. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
[5]	The Total Annual Fund Operating Expenses and the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$513	$710	$923	$1,537
Investor B Shares	$205	$364	$591	$1,313
Investor C Shares	$270	$537	$929	$2,026
Institutional Shares	$67	$222	$390	$878

You will pay the following expenses if you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B Shares	$105	$339	$591	$1,313
Investor C Shares	$170	$537	$929	$2,026

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests primarily in a portfolio of investment grade municipal bonds. These may be obligations of a variety of issuers including states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies and instrumentalities. Under normal circumstances, the Fund will invest at least 80% of its assets in municipal bonds. The Fund may invest in either fixed rate or variable rate obligations. Under normal circumstances, at least 80% of the Fund’s assets will be invested in investment grade municipal bonds. Under normal circumstances, the Fund’s dollar-weighted average maturity will be between three and ten years; however, there is no limit on the remaining maturity of each individual municipal bond investment by the Fund.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
■	Prepayment and Extension Risk — When interest rates fall, an issuer may redeem a security with call features by repaying it early, and the Fund may have to invest the proceeds in securities with lower yields. When interest rates rise, certain obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.
■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.
■	Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:
General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to those of the S&P Municipal Bond Index and the S&P Intermediate Municipal Bond Index, which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategies. Prior to the Investor A and Investor C Shares inception date of October 2, 2006, the returns for Investor A and Investor C Shares are based on performance of the Fund’s Institutional Shares. The returns for Investor A and Investor C Shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to such Shares. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at 800-882-0052.

Institutional Shares
ANNUAL TOTAL RETURNS
BlackRock Intermediate Municipal Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 7.08% (quarter ended September 30, 2009) and the lowest return for a quarter was –4.09% (quarter ended December 31, 2010). The year-to-date return as of June 30, 2012 was 4.32%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Intermediate Municipal Fund — Institutional
Return Before Taxes	11.32%	5.37%	5.02%
Return After Taxes on Distributions	11.32%	5.37%	4.94%
Return After Taxes on Distributions and Sale of Fund Shares	8.74%	5.13%	4.83%
BlackRock Intermediate Municipal Fund — Investor A
Return Before Taxes	6.34%	4.21%	4.31%
BlackRock Intermediate Municipal Fund — Investor B
Return Before Taxes	10.02%	5.02%	4.69%
BlackRock Intermediate Municipal Fund — Investor C
Return Before Taxes	9.22%	4.33%	3.98%
S&P Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	10.62%	4.86%	5.35%
S&P Intermediate Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	10.17%	5.96%	5.57%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor B and Investor C Shares will vary.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC, an affiliate of BlackRock. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Theodore Jaeckel, CFA	2006	Managing Director of BlackRock, Inc.
Walter O’Connor, CFA	2006	Managing Director of BlackRock, Inc.
Timothy Browse, CFA	2008	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (“NYSE”) is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Investor B Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: · $250 for certain fee-based programs. · $100 for retirement plans. · $50, if establishing Automatic Investment Plan (“AIP”).	Available only for exchanges and dividend reinvestments by current holders and for purchase by certain qualified employee benefit plans.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts except certain retirement plans and payroll deduction programs may have a lower minimum.	N/A	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements. The Fund intends to make distributions most of which will be excludable from gross income for Federal income tax purposes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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